Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Third Quarter 2015 Earnings

Scranton, PA, October 22/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three and nine months ended September 30, 2015. Peoples reported net income of $4.4 million, or $0.58 per basic and diluted weighted average share for the third quarter of 2015, compared to $5.2 million, or $0.70 per share, for the comparable period of 2014.

Core net income, excluding net gains on sale of investment securities available-for-sale and merger related expenses, for the three months ended September 30, 2015 was $4.3 million, a decrease from $4.4 million for the second quarter of 2015 and $4.9 million for the same period in 2014. Core net income per share for the three months ended September 30, 2015 was $0.57, compared to $0.59 for the second quarter of 2015 and $0.65 for the same period in 2014.

Net income for the nine months ended September 30, 2015, totaled $13.9 million or $1.84 per share compared to $13.3 million or $1.76 per share for the same period last year. Core net income for the nine months ended September 30, 2015 was $13.2 million, compared to  $13.8 million for the same period in 2014. Core net income per share for the nine months ended September 30, 2015 was $1.76, a decrease from $1.83 for the same period in 2014. The results for the nine months ended September 30, 2015 include net gains on sale of investment securities of $979.0 thousand compared to $861.0 thousand in the first nine months of 2014. Pre-tax acquisition related expenses recognized in the first nine months of 2014 approximated $1.7 million.

In addition to evaluating its results of operations in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The three and nine months ended September 30, reported results for 2015 and 2014 contained items which Peoples considers non-core, namely net gains on sales of investment securities available-for-sale and one-time acquisition related expenses. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

THIRD QUARTER NOTABLES

•	Loans, net grew $39.0 million or 12.6% annualized in the third quarter of 2015.
•	Deposits grew $19.9 million or 5.5% annualized in the third quarter of 2015.
•	Tangible book value per share improved $0.35 to $24.49 at the end of the third quarter of 2015 compared to $24.14 at June 30, 2015.
•	Through nine months of 2015, return on average assets and core return on average assets were 1.07% and 1.02%, respectively compared to 1.04% and 1.08%, respectively for the same period in 2014.
•	Nonperforming assets as a percentage of loans, net and foreclosed assets declined to 0.92% at the end of the third quarter of 2015 from 1.11% at September 30, 2014.

 INCOME STATEMENT REVIEW

The tax-equivalent net interest margins for the three and nine months ended September 30, were 3.74% and 3.82% in 2015, compared to 3.84% and 3.88% in 2014, respectively. Loan accretion included in loan interest income for the three and nine months ended September 30, 2015 related to loans acquired in the fourth quarter of 2013 was $128.1 thousand and  $474.9 thousand, resulting in an increase in the tax-equivalent net interest margin of 4 basis points for each respective period. Comparatively, loan accretion included in loan interest income for the three and nine months ended September 30, 2014 was $469.9 thousand and $1.9 million, resulting in an increase in the tax-equivalent net interest margin of 12 and 16 basis points, respectively.

Tax-equivalent net interest income for the nine months ended September 30, decreased $577.0 thousand to $44.7 million in 2015 from $45.2 million in 2014. The decrease in tax equivalent net interest income was primarily due to a $1.4 million decrease in loan accretion recognized in the first nine months of 2015 when compared to the same period in 2014. The tax-equivalent yield on the loan portfolio decreased to 4.61% for the nine months ended September 30, 2015 compared to 4.91% for the comparable period in 2014. Loans, net averaged $1.2 billion in 2015 and 2014. For the nine months ended September 30, the tax-equivalent yield on investments was constant at 2.70% in 2015 and 2014. Average investments totaled $314.9 million in 2015 and $331.2 million in 2014. Average interest-bearing liabilities increased slightly for the nine months ended September 30, 2015, compared to the corresponding period last year. The cost of funds declined to 0.51% in the nine months ended September 30, 2015 from 0.58% for the same period of 2014. Tax-equivalent net interest income for the three months ended September 30, decreased to $14.9 million in 2015 from $15.2 million in 2014.

The provision for loan losses totaled $2.4 million for the nine months ended September 30, 2015, compared to $2.7 million for the same period last year. The decrease in the provision for loan losses in 2015 was due to the application of our allowance for loan losses methodology, which was primarily influenced by reporting a lower level of nonperforming assets as a percentage of loans and foreclosed assets. For the quarter ended September 30, the provision for loan losses was $900.0 thousand in 2015 and $666.0 thousand in 2014.

For the nine months ended September 30, noninterest income totaled $12.0 million in 2015, an increase from $11.7 million in 2014. Net gains on sale of investment securities were $979.0 thousand in 2015 compared to $861.0 thousand in 2014. Increases in revenues from merchant services income, wealth management services, mortgage banking activities and life insurance investment income more than offset a decrease in service charges, fees and commissions and income from fiduciary activities. For the three months ended September 30, noninterest income totaled $4.0 million in 2015 and $4.4 million in 2014.

Noninterest expense decreased $0.3 million or 0.9% to $34.3 million for the nine months ended September 30, 2015, from $34.6 million for the nine months ended September 30, 2014. The recognition of acquisition related expense of $1.7 million in 2014, offset by a $1.4 million increase in salaries and employee benefits expense was the primary cause for the decrease in 2015. For the third quarter, noninterest expense amounted to $11.7 million in 2015 and $11.1 million in 2014.

 BALANCE SHEET REVIEW

Total assets, loans and deposits totaled $1.8 billion, $1.3 billion and $1.4 billion, respectively, at September 30, 2015. Loans, net grew $39.0 million or 12.6% on an annualized basis in the third quarter of 2015. Year to date, loans, net increased $60.7 million comparing the end of the third quarter 2015 to year-end 2014. Total deposits increased $19.9 million or 5.5% on an annualized basis in the third quarter of 2015. Noninterest-bearing deposits increased $6.9 million or 9.2% on an annualized basis while interest-bearing deposits increased $13.0 million or 4.6% on an annualized basis in 2015. Total investments were $312.9 million at September 30, 2015, including $299.8 million securities classified as available-for-sale and $13.1 million classified as held-to-maturity.

Stockholders’ equity equaled $252.1 million or $33.53 per share at September 30, 2015, and $246.8 million or $32.69 per share at December 31, 2014. Tangible stockholders’ equity improved to $184.1 million or $24.49 per share at September 30, 2015, compared to $177.9 million or $23.57 per share at year-end 2014. Dividends declared for the nine months ended September 30, 2015 amounted to $0.93 per share representing a dividend payout ratio of 50.5%.

ASSET QUALITY REVIEW

Nonperforming assets were $11.7 million or 0.92% of loans, net and foreclosed assets at September 30, 2015, compared to $10.5 million or 0.86% at June 30, 2015, and $10.9 million or 0.90% at December 31, 2014. The allowance for loan losses equaled $12.0 million or 0.95% of loans, net at September 30, 2015 compared to $10.3 million or 0.85% of loans, net, at December 31, 2014. Loans charged-off, net of recoveries, for the nine months ended September 30, 2015, equaled $695.0 thousand or 0.08% of average loans, compared to $1.2 million or 0.14% of average loans for the nine months ended September 30, 2014.

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Lackawanna, Lehigh, Luzerne, Monroe, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 26 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.

/Contact:   MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com

Co:Peoples Financial Services Corp.

St:Pennsylvania

In:Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2015	2015	2015	2014	2014
Key performance data:
Per share data:
Net income	$0.58	$0.59	$0.67	$0.58	$0.70
Core net income (1)	$0.57	$0.59	$0.60	$0.58	$0.65
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Book value	$33.53	$33.20	$33.05	$32.69	$32.60
Tangible book value (1)	$24.49	$24.14	$23.96	$23.57	$23.43
Market value:
High	$41.60	$43.76	$49.26	$52.52	$52.52
Low	$34.56	$36.89	$39.35	$44.17	$45.99
Closing	$34.93	$39.61	$44.87	$49.68	$45.99
Market capitalization	$262,642	$298,767	$338,695	$375,002	$347,149
Common shares outstanding	7,519,109	7,542,725	7,548,358	7,548,358	7,548,358
Selected ratios:
Return on average stockholders’ equity	7.00%	7.14%	8.28%	7.06%	8.49%
Core return on average stockholders’ equity (1)	6.85%	7.14%	7.40%	7.06%	7.87%
Return on average tangible stockholders’ equity (1)	9.62%	9.84%	11.48%	9.81%	11.85%
Core return on average tangible stockholders’ equity (1)	9.41%	9.84%	10.25%	9.81%	10.98%
Return on average assets	1.00%	1.03%	1.20%	1.01%	1.20%
Core return on average assets (1)	0.98%	1.03%	1.07%	1.01%	1.11%
Stockholders’ equity to total assets	14.22%	14.33%	14.55%	14.17%	14.27%
Efficiency ratio (2)	60.82%	60.39%	58.94%	59.18%	56.82%
Nonperforming assets to loans, net, and foreclosed assets	0.92%	0.86%	0.91%	0.90%	1.11%
Net charge-offs to average loans, net	0.09%	0.04%	0.09%	0.21%	0.04%
Allowance for loan losses to loans, net	0.95%	0.93%	0.87%	0.85%	0.86%
Earning assets yield (FTE) (3)	4.11%	4.22%	4.28%	4.19%	4.25%
Cost of funds	0.50%	0.50%	0.54%	0.54%	0.56%
Net interest spread (FTE) (3)	3.61%	3.72%	3.74%	3.65%	3.69%
Net interest margin (FTE) (3)	3.74%	3.84%	3.88%	3.79%	3.84%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the prevailing federal statutory tax rate of 35%.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Sept 30	Sept 30
Nine Months Ended	2015	2014
Interest income:
Interest and fees on loans:
Taxable	$40,072	$41,035
Tax-exempt	1,714	1,607
Interest and dividends on investment securities:
Taxable	2,508	2,877
Tax-exempt	2,498	2,462
Dividends	24	32
Interest on interest-bearing deposits in other banks	39	29
Interest on federal funds sold	9	64
Total interest income	46,864	48,106
Interest expense:
Interest on deposits	3,689	4,125
Interest on short-term borrowings	23	67
Interest on long-term debt	756	864
Total interest expense	4,468	5,056
Net interest income	42,396	43,050
Provision for loan losses	2,400	2,724
Net interest income after provision for loan losses	39,996	40,326
Noninterest income:
Service charges, fees, commissions	4,685	4,815
Merchant services income	2,936	2,784
Commissions and fees on fiduciary activities	1,487	1,690
Wealth management income	627	569
Mortgage banking income	667	434
Life insurance investment income	569	565
Net gains on sale of investment securities available-for-sale	979	861
Total noninterest income	11,950	11,718
Noninterest expense:
Salaries and employee benefits expense	16,243	14,883
Net occupancy and equipment expense	6,863	6,080
Merchant services expense	2,006	1,722
Amortization of intangible assets	896	1,010
Acquisition related expenses		1,725
Other expenses	8,303	9,190
Total noninterest expense	34,311	34,610
Income before income taxes	17,635	17,434
Provision for income tax expense	3,751	4,169
Net income	$13,884	$13,265
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale	$134	$2,811
Reclassification adjustment for gains included in net income	(979)	(861)
Income tax expense (benefit) related to other comprehensive income	(296)	682
Other comprehensive income (loss), net of income taxes	(549)	1,268
Comprehensive income	$13,335	$14,533
Per share data:
Net income	$1.84	$1.76
Cash dividends declared	$0.93	$0.93
Average common shares outstanding	7,543,751	7,548,983

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2015	2015	2015	2014	2014
Interest income:
Interest and fees on loans:
Taxable	$13,341	$13,391	$13,340	$13,281	$13,876
Tax-exempt	585	570	559	658	465
Interest and dividends on investment securities available-for-sale:
Taxable	792	816	900	1,069	1,007
Tax-exempt	858	835	805	809	816
Dividends	9	6	9	18	2
Interest on interest-bearing deposits in other banks	13	15	11	9	10
Interest on federal funds sold		5	4	6	16
Total interest income	15,598	15,638	15,628	15,850	16,192
Interest expense:
Interest on deposits	1,229	1,192	1,268	1,306	1,354
Interest on short-term borrowings	11	4	8	4	9
Interest on long-term debt	245	252	259	276	279
Total interest expense	1,485	1,448	1,535	1,586	1,642
Net interest income	14,113	14,190	14,093	14,264	14,550
Provision for loan losses	900	750	750	800	666
Net interest income after provision for loan losses	13,213	13,440	13,343	13,464	13,884
Noninterest income:
Service charges, fees, commissions	1,531	1,542	1,612	1,669	1,634
Merchant services income	1,183	963	790	765	1,002
Commissions and fees on fiduciary activities	541	487	459	489	575
Wealth management income	224	198	205	183	217
Mortgage banking income	197	248	222	214	142
Life insurance investment income	192	188	189	213	109
Net gains on sale of investment securities available-for-sale	147		832		701
Total noninterest income	4,015	3,626	4,309	3,533	4,380
Noninterest expense:
Salaries and employee benefits expense	5,397	5,613	5,233	5,769	4,754
Net occupancy and equipment expense	2,246	2,149	2,468	2,022	2,020
Merchant services expense	823	650	533	514	662
Amortization of intangible assets	296	295	305	324	334
Acquisition related expenses					109
Other expenses	2,944	2,804	2,555	2,694	3,205
Total noninterest expense	11,706	11,511	11,094	11,323	11,084
Income before income taxes	5,522	5,555	6,558	5,674	7,180
Income tax expense	1,113	1,124	1,514	1,290	1,944
Net income	$4,409	$4,431	$5,044	$4,384	$5,236
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale	$826	$(1,459)	$767	$1,532	$(825)
Reclassification adjustment for gains included in net income	(147)		(832)		(701)
Change in pension liability				(3,684)
Income tax expense (benefit) related to other comprehensive income (loss)	237	(510)	(23)	(753)	(534)
Other comprehensive income (loss), net of income taxes	442	(949)	(42)	(1,399)	(992)
Comprehensive income	$4,851	$3,482	$5,002	$2,985	$4,244
Per share data:
Net income	$0.58	$0.59	$0.67	$0.58	$0.70
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Average common shares outstanding	7,536,824	7,546,198	7,548,358	7,548,358	7,548,358

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2015	2015	2015	2014	2014
Net interest income:
Interest income
Loans, net:
Taxable	$13,341	$13,391	$13,340	$13,281	$13,876
Tax-exempt	901	877	860	1,013	715
Total loans, net	14,242	14,268	14,200	14,294	14,591
Investments:
Taxable	801	822	909	1,087	1,009
Tax-exempt	1,320	1,285	1,238	1,244	1,256
Total investments	2,121	2,107	2,147	2,331	2,265
Interest on interest-bearing balances in other banks	13	15	11	9	10
Federal funds sold		5	4	6	16
Total interest income	16,376	16,395	16,362	16,640	16,882
Interest expense:
Deposits	1,229	1,192	1,268	1,306	1,354
Short-term borrowings	11	4	8	4	9
Long-term debt	245	252	259	276	279
Total interest expense	1,485	1,448	1,535	1,586	1,642
Net interest income	$14,891	$14,947	$14,827	$15,054	$15,240
Loans, net:
Taxable	4.50%	4.62%	4.68%	4.67%	4.88%
Tax-exempt	4.82%	4.89%	4.96%	5.85%	5.05%
Total loans, net	4.52%	4.63%	4.70%	4.74%	4.89%
Investments:
Taxable	1.54%	1.60%	1.68%	1.63%	1.57%
Tax-exempt	4.46%	5.05%	5.36%	5.20%	5.10%
Total investments	2.60%	2.74%	2.78%	2.57%	2.55%
Interest-bearing balances with banks	0.85%	0.57%	1.64%	0.34%	0.68%
Federal funds sold		0.35%	0.19%	0.31%	0.19%
Total earning assets	4.11%	4.22%	4.28%	4.19%	4.25%
Interest expense:
Deposits	0.43%	0.43%	0.46%	0.46%	0.48%
Short-term borrowings	0.39%	0.38%	0.31%	0.14%	0.42%
Long-term debt	3.10%	3.16%	3.21%	3.26%	3.21%
Total interest-bearing liabilities	0.50%	0.50%	0.54%	0.54%	0.56%
Net interest spread	3.61%	3.72%	3.74%	3.65%	3.69%
Net interest margin	3.74%	3.84%	3.88%	3.79%	3.84%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands, except per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
At period end	2015	2015	2015	2014	2014
Assets:
Cash and due from banks	$36,015	$28,847	$24,193	$24,656	$21,179
Interest-bearing balances in other banks	4,970	6,710	6,813	6,770	6,932
Federal funds sold			8,625		6,100
Investment securities:
Available-for-sale	299,832	318,790	280,300	339,586	350,825
Held-to-maturity	13,107	13,626	14,172	14,665	15,264
Total investments	312,939	332,416	294,472	354,251	366,089
Loans held for sale	3,439	2,879	3,101	3,486	2,961
Loans, net	1,270,545	1,231,541	1,237,168	1,209,894	1,179,942
Less: allowance for loan losses	12,043	11,428	10,803	10,338	10,171
Net loans	1,258,502	1,220,113	1,226,365	1,199,556	1,169,771
Premises and equipment, net	27,002	26,552	26,117	25,433	25,692
Accrued interest receivable	5,327	5,507	4,922	5,580	5,381
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	4,606	4,901	5,197	5,501	5,826
Other assets	56,600	56,460	50,786	53,066	51,477
Total assets	$1,772,770	$1,747,755	$1,713,961	$1,741,669	$1,724,778
Liabilities:
Deposits:
Noninterest-bearing	$303,741	$296,823	$305,037	$313,498	$302,279
Interest-bearing	1,140,909	1,127,944	1,111,241	1,112,060	1,123,349
Total deposits	1,444,650	1,424,767	1,416,278	1,425,558	1,425,628
Short-term borrowings	30,250	25,860		19,557	6,514
Long-term debt	31,000	31,663	32,318	33,140	34,020
Accrued interest payable	496	443	460	574	597
Other liabilities	14,286	14,618	15,447	16,061	11,950
Total liabilities	1,520,682	1,497,351	1,464,503	1,494,890	1,478,709
Stockholders’ equity:
Common stock	15,038	15,086	15,097	15,097	15,097
Capital surplus	139,263	140,045	140,232	140,214	140,150
Retained earnings	99,165	97,093	95,000	92,297	90,252
Accumulated other comprehensive income (loss)	(1,378)	(1,820)	(871)	(829)	570
Total stockholders’ equity	252,088	250,404	249,458	246,779	246,069
Total liabilities and stockholders’ equity	$1,772,770	$1,747,755	$1,713,961	$1,741,669	$1,724,778

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands except per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Average quarterly balances	2015	2015	2015	2014	2014
Assets:
Loans, net:
Taxable	$1,176,533	$1,163,445	$1,155,435	$1,127,719	$1,127,888
Tax-exempt	74,203	71,978	70,334	68,731	56,214
Total loans, net	1,250,736	1,235,423	1,225,769	1,196,450	1,184,102
Investments:
Taxable	206,153	205,949	219,360	265,132	254,556
Tax-exempt	117,497	101,967	93,715	94,870	97,822
Total investments	323,650	307,916	313,075	360,002	352,378
Interest-bearing balances with banks	6,081	10,583	2,718	10,620	5,875
Federal funds sold	653	5,722	8,674	7,663	34,227
Total earning assets	1,581,120	1,559,644	1,550,236	1,574,735	1,576,582
Other assets	171,390	166,634	161,103	149,001	152,821
Total assets	$1,752,510	$1,726,278	$1,711,339	$1,723,736	$1,729,403
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,140,012	$1,123,810	$1,109,914	$1,124,702	$1,126,915
Noninterest-bearing	305,753	300,855	298,166	300,287	303,441
Total deposits	1,445,765	1,424,665	1,408,080	1,424,989	1,430,356
Short-term borrowings	11,130	4,232	10,373	11,046	8,511
Long-term debt	31,330	31,989	32,726	33,612	34,510
Other liabilities	14,368	16,438	13,240	7,693	11,330
Total liabilities	1,502,593	1,477,324	1,464,419	1,477,340	1,484,707
Stockholders’ equity	249,917	248,954	246,920	246,396	244,696
Total liabilities and stockholders’ equity	$1,752,510	$1,726,278	$1,711,339	$1,723,736	$1,729,403

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2015	2015	2015	2014	2014
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$9,646	$9,143	$9,736	$8,699	$11,324
Accruing loans past due 90 days or more	1,631	1,072	1,237	1,623	955
Foreclosed assets	458	334	324	561	840
Total nonperforming assets	$11,735	$10,549	$11,297	$10,883	$13,119

Three months ended
Allowance for loan losses:
Beginning balance	$11,428	$10,803	$10,338	$10,171	$9,622
Charge-offs	315	174	365	641	177
Recoveries	30	49	80	8	60
Provision for loan losses	900	750	750	800	666
Ending balance	$12,043	$11,428	$10,803	$10,338	$10,171

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
Three months ended	2015	2015	2015	2014	2014
Core net income per share:
Net income GAAP	$4,409	$4,431	$5,044	$4,384	$5,236
Adjustments:
Less: Gains on sale of investment securities, net of tax	96		541		456
Add: Acquisition related expenses, net of tax					71
Net income Core	$4,313	$4,431	$4,503	$4,384	$4,851
Average common shares outstanding	7,536,824	7,546,198	7,548,358	7,548,358	7,548,358
Core net income per share	$0.57	$0.59	$0.60	$0.58	$0.65
Tangible book value:
Total stockholders’ equity	$252,088	$250,404	$249,458	$246,779	$246,069
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	4,606	4,901	5,197	5,501	5,826
Total tangible stockholders’ equity	$184,112	$182,133	$180,891	$177,908	$176,873
Common shares outstanding	7,519,109	7,546,198	7,548,358	7,548,358	7,548,358
Tangible book value per share	$24.49	$24.14	$23.96	$23.57	$23.43
Core return on average stockholders’ equity:
Net income GAAP	$4,409	$4,431	$5,044	$4,384	$5,236
Adjustments:
Less: Gains on sale of investment securities, net of tax	96		541		456
Add: Acquisition related expenses, net of tax					71
Net income Core	$4,313	$4,431	$4,503	$4,384	$4,851
Average stockholders’ equity	$249,917	$248,954	$246,920	$246,396	$244,696
Core return on average stockholders’ equity	6.85%	7.14%	7.40%	7.06%	7.87%
Return on average tangible equity:
Net income GAAP	$4,409	$4,431	$5,044	$4,384	$5,236
Average stockholders’ equity	$249,917	$248,954	$246,920	$246,396	$244,696
Less: average intangibles	68,124	68,419	68,719	69,034	69,363
Average tangible stockholders’ equity	$181,793	$180,535	$178,201	$177,362	$175,333
Return on average tangible stockholders’ equity	9.62%	9.84%	11.48%	9.81%	11.85%
Core return on average tangible stockholders’ equity:
Net income GAAP	$4,409	$4,431	$5,044	$4,384	$5,236
Adjustments:
Less: Gains on sale of investment securities, net of tax	96		541		456
Add: Acquisition related expenses, net of tax					71
Net income Core	$4,313	$4,431	$4,503	$4,384	$4,851
Average stockholders’ equity	$249,917	$248,954	$246,920	$246,396	$244,696
Less: average intangibles	68,124	68,419	68,719	69,034	69,363
Average tangible stockholders’ equity	$181,793	$180,535	$178,201	$177,362	$175,333
Core return on average tangible stockholders’ equity	9.41%	9.84%	10.25%	9.81%	10.98%
Core return on average assets:
Net income GAAP	$4,409	$4,431	$5,044	$4,384	$5,236
Adjustments:
Less: Gains on sale of investment securities, net of tax	96		541		456
Add: Acquisition related expenses, net of tax					71
Net income Core	$4,313	$4,431	$4,503	$4,384	$4,851
Average assets	$1,752,509	$1,726,278	$1,711,339	$1,723,736	$1,729,403
Core return on average assets	0.98%	1.03%	1.07%	1.01%	1.11%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

	Sept 30	Sept 30
Nine months ended	2015	2014
Core net income per share:
Net income GAAP	$13,884	$13,265
Adjustments:
Less: Gains on sale of investment securities, net of tax	636	560
Add: Acquisition related expenses, net of tax		1,121
Net income Core	$13,248	$13,826
Average common shares outstanding	7,543,751	7,548,983
Core net income per share	$1.76	$1.83